SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) 8/2/99 (7/30/99)


                     E. I. du Pont de Nemours and Company
            (Exact Name of Registrant as Specified in Its Charter)


            Delaware                   1-815              51-0014090
    (State or Other Jurisdiction     (Commission       (I.R.S Employer
         of Incorporation)           File Number)     Identification No.)


                              1007 Market Street
                          Wilmington, Delaware  19898
                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (302) 774-1000














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Item 5.  Other Events
         ------------

        In connection with Debt and/or Equity Securities that may be offered on a delayed or continuous basis under Registration Statements on Form S-3 (No. 33-53327, No. 33-61339 and No. 33-60069), the registrant hereby files the following press release.


                                                     Contact:  Susan Gaffney
                                                               (302) 774-2698



              DUPONT REALIGNS SENIOR LEADERSHIP RESPONSIBILITIES;
     SETS PIONEER HI-BRED INTERNATIONAL INC., POST-MERGER EXECUTIVE ROLES
     --------------------------------------------------------------------


        WILMINGTON, Del., July 30 -- DuPont today announced that two senior executives will realign responsibilities to better focus on major priorities related to the company's evolving pharmaceuticals, agriculture and nutrition strategy. The company also outlined senior executive roles for Pioneer Hi-Bred International, Inc., which is expected to become a DuPont subsidiary following the closing late this summer of DuPont's plan to acquire the 80 percent of Pioneer that it doesn't already own. The merger is subject to approval by the shareholders of Pioneer.

        Kurt M. Landgraf, executive vice president and chief operating officer, will focus primarily on leading and implementing DuPont's pharma-ceuticals strategy. DuPont announced in March that it planned to actively seek strategic alliances with other strong partners in the pharmaceutical industry to bring DuPont Pharmaceuticals to the critical mass necessary to ensure long-term success. Landgraf will retain responsibility for DuPont's consumer health presence in electronic commerce through its venture with WebMD. He will continue to have responsibility for the European region.

        Richard R. Goodmanson, executive vice president and chief operating officer, will assume responsibility for the business and research units in the Agriculture and Nutrition business segment currently reporting to Landgraf.
He also will have overall responsibility for the integration of Pioneer into DuPont. Goodmanson will retain responsibility for the Asia Pacific region and for businesses in the Specialty Fibers and Performance Coatings and Polymers segments.

        DuPont also said that, following the expected closing of the merger with Pioneer, it plans to name Charles S. Johnson, currently chairman, president and chief executive officer of Pioneer, to the position of DuPont executive vice president and member of the office of the chief executive, reporting to DuPont Chairman and CEO Charles O. Holliday Jr.




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        Succeeding Johnson as president and chief executive officer of Pioneer would be Jerry L. Chicoine, currently Pioneer's executive vice president and chief operating officer. He would report to Goodmanson.

        The offering of DuPont stock in connection with the Pioneer merger will be made under an effective registration statement. A proxy statement/ prospectus will be mailed to Pioneer shareholders later this summer.

        DuPont is a science company, delivering science-based solutions that make a difference in people's lives in food and nutrition; health care; apparel; home and construction; electronics; and transportation. Founded in 1802, the company operates in 65 countries and has 92,000 employees.

Forward-Looking Statements: This news release contains forward-looking state-ments based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including statements about the company's strategy for growth, product develop-ment, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "project," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this release and in DuPont's filings with the Securities and Exchange Commission, particularly its latest annual report on Form 10-K, as well as others, could cause results to differ materially from those stated. These factors include, but are not limited to changes in the laws, regulations, policies and economic conditions of countries in which the company does business; competitive pressures; successful integration of structural changes, including acquisitions, divestitures and alliances; failure of the company or related third parties to become Year 2000 capable; research and development of new products, including regulatory approval and market acceptance.



                                      ###


7/30/99






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                                  SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 E. I. DU PONT DE NEMOURS AND COMPANY
                                             (Registrant)




                                          /s/ John P. Jessup
                                 ------------------------------------
                                           John P. Jessup
                                   Vice President and Controller -
                                           DuPont Finance




August 2, 1999








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